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                                                                    Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2000 appearing on page F-2 of Royal Caribbean Cruises Ltd.'s Annual Report on Form 20-F for the year ended December 31, 1999.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Miami, Florida
July 21, 2000